Exhibit 21

SUBSIDIARIES OF ABBOTT LABORATORIES

The following is a list of subsidiaries of Abbott Laboratories.  Abbott Laboratories is not a subsidiary of any other corporation.  Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories’ subsidiary, such has been noted by an asterisk (*).

Domestic Subsidiaries	Incorporation

Abbott Biologicals, LLC	Delaware

Abbott Cardiovascular Inc.	Delaware

Abbott Cardiovascular Systems Inc.	California

Abbott Delaware Inc.	Delaware

Abbott Diabetes Care Inc.	Delaware

Abbott Diabetes Care Sales Corporation	Delaware

Abbott Equity Investments LLC	Delaware

Abbott Health Products, LLC	Delaware

Abbott Holdings LLC	Delaware

Abbott Informatics Corporation	Florida

Abbott International LLC	Delaware

Abbott Laboratories Inc.	Delaware

Abbott Laboratories International LLC	Illinois

Abbott Laboratories Pacific Ltd.	Illinois

Abbott Laboratories Residential Development Fund, Inc.	Illinois

Abbott Laboratories Services Corp.	Illinois

Abbott Management LLC	Delaware

Abbott Medical Optics Inc.	Delaware

Abbott Molecular Inc.	Delaware

Abbott Nutrition Manufacturing Inc.	Delaware

Abbott Point of Care Inc.	Delaware

Abbott Procurement LLC	Delaware

Abbott Products Operations, LLC	Delaware

Abbott Resources Inc.	Delaware

Abbott Resources International Inc.	Delaware

Abbott Universal LLC	Delaware

Abbott Vascular Inc.	Delaware

Abbott Vascular Solutions Inc.	Indiana

Abbott Ventures Inc.	Delaware

AMO Development, LLC	Delaware

AMO Holdings, Inc.	Delaware

AMO Manufacturing USA, LLC	Delaware

AMO Nominee Holdings, LLC	Delaware

AMO Sales and Service, Inc.	Delaware

AMO Spain Holdings, LLC	Delaware

AMO U.K. Holdings, LLC	Delaware

AMO US Holdings, Inc.	Delaware

AMO USA Sales Holdings, Inc.	Delaware

AMO USA, LLC	Delaware

AMO WaveFront Sciences, LLC	New Mexico

Bioabsorbable Vascular Solutions, Inc.	Delaware

Biohealth LLC	Delaware

Evalve International, Inc.	Delaware

Evalve, Inc.	Delaware

Fournier Pharma Corp.	Delaware

Ibis Biosciences, Inc.	Delaware

IDEV Technologies, Inc.	Delaware

IMTC Technologies, Inc.	Delaware

Integrated Vascular Systems, Inc.	Delaware

Kalila Medical, Inc.	Delaware

Lake Forest Investments LLC	Delaware

Midwest Properties LLC	Delaware

Murex Diagnostics, Inc.	Delaware

Natural Supplement Association, Incorporated	Colorado

North Shore Properties, Inc.	Delaware

OptiMedica Corporation	Delaware

PDD II, LLC	Delaware

PDD, LLC	Delaware

Quest Vision Technology, Inc.	California

Swan-Myers, Incorporated	Indiana

Tendyne Holdings, Inc.	Delaware

Tendyne Medical, Inc.	Delaware

Tobal Products Incorporated	Illinois

Topera, Inc.	Delaware

Visiogen, Inc.	Delaware

X Technologies Inc.	Delaware

ZonePerfect Nutrition Company	Delaware

Foreign Subsidiaries	Incorporation

Abbott Products Algerie EURL	Algeria

Abbott Laboratories Argentina Sociedad Anonima	Argentina

Atlas Farmaceutica S.A.	Argentina

Hazt Labsha S.A.	Argentina

Laboratorio Internacional Argentino S.A.	Argentina

Metropolitana Farmacéutica S.A.	Argentina

Murex Argentina S.A.	Argentina	*

Novamedi S.A.	Argentina	*

Polygon Labs S.A.	Argentina

Abbott Australasia Pty Ltd	Australia

Abbott Informatics Australia Pty Limited	Australia

AMO Australia Pty Limited	Australia

IDEV Medical Technologies Pty Ltd	Australia

Abbott Gesellschaft m.b.H.	Austria

Bencard Allergie GmbH	Austria

Normann Pharma-Handels GmbH	Austria

W&R Pharma Handels GmbH	Austria

Abbott Bahamas Overseas Businesses Corporation	Bahamas

Abbott Holdings Limited	Bahamas

Abbott Laboratories (Bangladesh) Limited	Bangladesh

Murex Diagnostics International Inc.	Barbados

Abbott Belgian Investments SPRL	Belgium

Abbott Belgian Pension Fund A.S.B.L.	Belgium

Abbott S.A.	Belgium

Abbott Vascular International BVBA	Belgium

AMO Belgium BVBA	Belgium

Abbott Bermuda Holding Ltd.	Bermuda

Abbott Diagnostics International, Ltd	Bermuda

Abbott Healthcare (Puerto Rico) Ltd.	Bermuda

Abbott International Holdings Limited	Bermuda

Abbott Ireland	Bermuda

Abbott Strategic Opportunities Limited	Bermuda

Pharmatech Boliviana S.A.	Bolivia

Abbott društvo sa ogranicenom odgovornošcu za trgovinu i usluge	Bosnia

Abbott Laboratorios do Brasil Ltda.	Brazil

Abbott Produtos Oticos Ltda.	Brazil

Farmacologia Em Aquicultura Veterinaria Ltda.	Brazil

American Pharmacist Inc.	British Virgin Islands

Abbott (Cambodia) LLC	Cambodia

Abbott Informatics Canada, Inc.	Canada

Abbott International Corporation	Canada

Abbott Laboratories, Limited/Laboratoires Abbott, Limitee	Canada

Abbott Point of Care Canada Limited	Canada

Abbott Products Canada Inc.	Canada

Abbott Products Inc.	Canada

AMO Canada Company	Canada

AMO Global Holdings	Cayman Islands

AMO Ireland	Cayman Islands

AMO Puerto Rico Manufacturing, Inc.	Cayman Islands

VISX	Cayman Islands

Abbott Laboratories (Chile) Holdco (Dos) SpA	Chile

Abbott Laboratories (Chile) Holdco SpA	Chile

Abbott Laboratories de Chile Limitada	Chile

Antares S.A.	Chile *

Aquagestion Capacitación S.A.	Chile

Aquagestion S.A.	Chile

Banco de Vida S.A.	Chile	*

Bioalgae S.A.	Chile	*

CFR Chile S.A.	Chile

CFR International SpA	Chile

CFR Inversiones SpA	Chile

Consorico Tecnológico en Biomedicina Clinico-Molecular S.A.	Chile	*

Dextech S.A.	Chile	*

Esprit de Vie S.A.	Chile

Farmacología en Aquacultura Veterinaria FAV S.A.	Chile

Igloo Zone Chile S.A.	Chile

Instituto de Criopreservación de Chile S.A.	Chile	*

Inversiones K2 SpA	Chile

Inversiones Vida Cell S.A.	Chile	*

Laboratorios Lafi Limitada	Chile

Laboratorios Recalcine S.A.	Chile

Novasalud S.A.	Chile

Recben Xenerics Farmacéutica Limitada	Chile

Vida Cell S.A.	Chile	*

Abbott Laboratories de Colombia, S.A.	Colombia

American Generics S.A.S.	Colombia

Distribuciones Uquifa S.A.S.	Colombia

Focus Pharmaceutical S.A.S.	Colombia

Laboratorio Franco Colombiano Lafrancol S.A.S.	Colombia

Laboratorio Synthesis S.A.S.	Colombia

Laboratorios Naturmedik S.A.S.	Colombia

Laboratorios Pauly Pharmacuetical S.A.S.	Colombia

LaFrancol Internacional S.A.S.	Colombia

Abbott Healthcare Costa Rica, S.A.	Costa Rica

Abbott Vascular Limitada	Costa Rica

Gynopharm Sociedad Anonima	Costa Rica

Abbott Laboratories d.o.o.	Croatia

Abbott Overseas Subsidiary Holding (Cyprus) Limited	Cyprus

Arvis Investments Limited	Cyprus

Abbott Laboratories, s.r.o.	Czech Republic

Abbott Laboratories A/S	Denmark

AMO Denmark	Denmark

Inversiones Komodo, S.R.L.	Dominican Republic

Lafrancol Dominicana, S.A.S.	Dominican Republic

Abbott Laboratorios del Ecuador Cia. Ltda.	Ecuador

Fadapharma del Ecuador S.A.	Ecuador

Farmacología en Aquacultura Veterinaria FAV Ecuador S.A.	Ecuador

Laboratorio Franco Colombiano del Ecuador S.A.	Ecuador

Laboratorios Transpharm S.A.	Ecuador

Nutravida S.A.	Ecuador

Western Pharmaceuticals S.A.	Ecuador

Abbott Healthcare LLC	Egypt

Abbott Limited Egypt LLC	Egypt

Abbott Products Egypt LLC	Egypt

Abbott Products Limited	Egypt

Abbott, S.A. de C.V.	El Salvador

CFR El Salvador, S.A. de C.V.	El Salvador

Abbott Oy	Finland

Abbott France S.A.S.	France

AMO France S.A.S.	France

Abbott Products Distribution SAS	France

Laboratoires Fournier S.A.S.	France

Abbott Informatics France	France

Vivasol SNC	France

Abbott Diagnostics GmbH	Germany

Abbott GmbH & Co. KG	Germany

Abbott Holding GmbH	Germany

Abbott Informatics Germany GmbH	Germany

Abbott Laboratories GmbH	Germany

Abbott Management GmbH	Germany

Abbott Vascular Deutschland GmbH	Germany

Abbott Vascular Instruments Deutschland GmbH	Germany

AMO Germany GmbH	Germany

Fournier Pharma GmbH	Germany

IDEV Technologies, GmbH	Germany

Topera GmbH	Germany

Abbott Established Products Holdings (Gibraltar) Limited	Gibraltar

Abbott Holding (Gibraltar) Limited	Gibraltar

Abbott Holding Subsidiary (Gibraltar) Limited	Gibraltar

Abbott Laboratories (Hellas) S.A.	Greece

Abbott Laboratorios, S.A.	Guatemala

Lafrancol Guatemala S.A.	Guatemala

Negocios Denia, Sociedad Anónimo	Guatemala

Comercializadora y Distribuidora CFR Interamericas Honduras S.A.	Honduras

Abbott Laboratories Limited	Hong Kong

Abbott Informatics Asia Pacific Limited	Hong Kong

AMO Asia Limited	Hong Kong

Lung Fung Hong (China) Limited	Hong Kong

Abbott Hungary Korlatolt Felelossegu Tarsasag	Hungary

Abbott Healthcare Private Limited	India

Abbott India Limited	India	*

Abbott Medical Optics Private Limited	India

Abbott Truecare Pharma Private Limited	India

Abind Healthcare Pvt. Ltd.	India

PT. Abbott Indonesia	Indonesia	*

PT. Abbott Products Indonesia	Indonesia

Abbott Ireland Limited	Ireland

Abbott Laboratories Vascular Enterprises	Ireland

Abbott Laboratories, Ireland, Limited	Ireland

Abbott Mature Products International Limited	Ireland

Abbott Mature Products Management Limited	Ireland

Abbott Nutrition Limited	Ireland

Abbott Products	Ireland

AMO International Holdings	Ireland

AMO Ireland Export Ltd.	Ireland

AMO Ireland Finance	Ireland

AMO Regional Holdings	Ireland

Salviac Limited	Ireland

Abbott Informatics Technologies LTD	Israel

Abbott Medical Laboratories LTD	Israel

L.I.M.S. Holdings 2000 Ltd.	Israel

L.I.M.S. Management Systems	Israel

Abbott S.r.l.	Italy

AMO Italy Srl	Italy

Autonomous Employee Welfare Fund for Abbott S.p.A. Dirigenti	Italy

Omnilab S.r.l	Italy

Omnilab Technologies S.r.l	Italy

Abbott West Indies Limited	Jamaica	*

Abbott Japan Co., Ltd.	Japan

Abbott Vascular Japan Co., Ltd.	Japan

AMO Japan K.K.	Japan

Abbott Korea Limited	Korea, South

Limited Liability Partnership “Veropharm”	Kazakhstan

Abbott Kazakhstan Limited Liability Partnership	Kazakhstan

Abbott Laboratories Baltics SIA	Latvia

Abbott Middle East S.A.R.L.	Lebanon

UAB “Abbott Laboratories”	Lithuania

Abbott Bulgaria Luxembourg S.à r.l.	Luxembourg

Abbott Healthcare Luxembourg S.ar.l.	Luxembourg

Abbott Holding Subsidiary (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg

Abbott International Luxembourg S.ar.l.	Luxembourg

Abbott Investments Luxembourg S.à.r.l.	Luxembourg

Abbott Overseas Luxembourg S.a r.l.	Luxembourg

Abbott Poland Luxembourg S.à r.l.	Luxembourg

Abbott Products Luxembourg S.a r.l.	Luxembourg

Abbott South Africa Luxembourg S.ar.l.	Luxembourg

Abbott Laboratories (Malaysia) Sdn. Bhd.	Malaysia

Abbott Manufacturing Malaysia Sdn. Bhd.	Malaysia

AMO Malta Limited	Malta

Yissum Holding Limited	Malta

Abbott Laboratories de Mexico, S.A. de C.V.	Mexico

Abbott Laboratories (Mozambique), Limitada	Mozambique

Abbott B.V.	Netherlands

Abbott Biologicals B.V.	Netherlands

Abbott Healthcare B.V.	Netherlands

Abbott Healthcare Products B.V.	Netherlands

Abbott Holdings B.V.	Netherlands

Abbott Informatics Netherlands B.V.	Netherlands

Abbott Knoll Investments B.V.	Netherlands

Abbott Laboratories B.V.	Netherlands

Abbott Logistics B.V.	Netherlands

Abbott Nederland C.V	Netherlands

Abbott Netherlands Investments B.V.	Netherlands

Abbott Vascular Netherlands B.V.	Netherlands

**AbbVie Venezuela B.V.	Netherlands

AMO Groningen B.V.	Netherlands

AMO Netherlands B.V.	Netherlands

Brandex Europe C.V.	Netherlands

Nether Pharma N.P. C.V.	Netherlands

Duphar International Research B.V.	Netherlands

IDEV Technologies B.V.	Netherlands

IMTC Finance B.V.	Netherlands

IMTC Holdings B.V.	Netherlands

Abbott Informatics New Zealand Limited	New Zealand

Abbott Laboratories NZ Limited	New Zealand

CFR Interamericas Nicaragua S.A.	Nicaragua

Abbott Norge AS	Norway

AMO Norway AS	Norway

Abbott Laboratories (Pakistan) Limited	Pakistan *

Abbott Laboratories, C.A.	Panama

Abbott Overseas, S.A.	Panama

Andland Overseas S.A.	Panama

Caripharm Inc.	Panama

CFR Interamericas Panamá S.A.	Panama

Doral Investments International lnc.	Panama

Forestcreek Overseas S.A.	Panama

Golnorth Investments S.A.	Panama

Gynopharm de Centroamérica S.A.	Panama

Peggy International S.A.	Panama

Ramses Business Corp.	Panama

Saboya Enterprises Corporation	Panama

Sundelight Corp	Panama

Fada Pharma Paraguay S.A.	Paraguay

Pharma International S.A.	Paraguay

Abbott (Guangzhou) Nutritionals Co., Ltd.	People’s Republic of China

Abbott (Jiaxing) Nutrition Co. Ltd.	People’s Republic of China

Abbott Laboratories Trading (Shanghai) Co., Ltd.	People’s Republic of China

Abbott Medical Devices Trading (Shanghai) Co., Ltd.	People’s Republic of China

Abbott Medical Devices Manufacture (Shanghai) Co., Ltd	People’s Republic of China

AMO (Hangzhou) Co., Ltd.	People’s Republic of China

AMO (Shanghai) Medical Devices Trading Co., Ltd.	People’s Republic of China

Shanghai Abbott Medical Devices Science and Technology Co., Ltd.	People’s Republic of China

Shanghai Abbott Pharmaceutical Co., Ltd.	People’s Republic of China

Shanghai Si Fa Pharmaceutical Co., Ltd.	People’s Republic of China

Abbott Laboratorios S.A.	Peru

Farmindustria S.A.	Peru

Inmobiliara Naknek S.A.C	Peru

Lafrancol Perú S.R.L.	Peru

Neosalud S.A.C	Peru

Abbott Laboratories (Philippines)	Philippines

Abbott Products (Philippines) Inc.	Philippines

Abbott Laboratories Poland Sp. z o.o.	Poland

Abbott Holdings Poland Sp. z o.o.	Poland

Abbott Laboratorios, Limitada	Portugal

Abbott Laboratories (Puerto Rico) Incorporated	Puerto Rico

Abbott Products Romania S.R.L.	Romania

Abbott Products Limited Liability Company	Russia

LLC “Garden Hills”	Russia

LLC “LENS-Pharm”	Russia

LLC “VeroInPharm”	Russia

OJSC “Voronezhkhimpharm”	Russia

SC “VEROPHARM”	Russia

Limited Liability Company “Abbott Laboratories”	Russia

Abbott Saudi Arabia Trading Company	Saudi Arabia *

Abbott Informatics Singapore Pte. Limited	Singapore

Abbott Laboratories (Singapore) Private Limited	Singapore

Abbott Manufacturing Singapore Private Limited	Singapore

AMO Singapore Pte. Limited	Singapore

Abbott Laboratories Slovakia s.r.o.	Slovakia

Abbott Laboratories druzba za farmacijo in diagnostiko d.o.o.	Slovenia

Abbott Laboratories South Africa (Pty) Ltd.	South Africa

Murex Biotech South Africa	South Africa

Abbott Laboratories, S.A.	Spain

Abbott Medical Optics Spain, S.L.	Spain

AMO Manufacturing Spain, S.L.	Spain

Farmacéutica Mont Blanc, S.L.	Spain

Fundación Abbott	Spain

Igloo Zone, S.L.	Spain

Omnilab Iberia, S.L.	Spain

STARLIMS Ibérica, S.A.	Spain

Abbott Medical Optics Norden AB	Sweden

Abbott Scandinavia AB	Sweden

AMO Uppsala AB	Sweden

Abbott AG	Switzerland

Abbott Finance Company SA	Switzerland

Abbott Laboratories SA	Switzerland

Abbott Products Operations AG	Switzerland

AMO Switzerland GmbH	Switzerland

Abbott Fund Tanzania Limited	Tanzania

Abbott Laboratories Ltd.	Thailand

Abbott Products Tunisie S.A.R.L.	Tunisia

Abbott Laboratuarlari Ithalat Ihracat Ve Ticaret Limited Sirketi	Turkey

Limited Liability Company “Abbott Ukraine”	Ukraine

Veropharm LLC	Ukraine

Abbott (UK) Finance Limited	United Kingdom

Abbott (UK) Holdings Limited	United Kingdom

Abbott Asia Holdings Limited	United Kingdom

Abbott Asia Investments Limited	United Kingdom

Abbott Australasia Holdings Limited	United Kingdom

Abbott Capital India Limited	United Kingdom

Abbott Diabetes Care Limited	United Kingdom

Abbott Equity Holdings Unlimited	United Kingdom

Abbott Healthcare Products Ltd.	United Kingdom

Abbott Iberian Investments Limited	United Kingdom

Abbott Iberian Investments (2) Limited	United Kingdom

Abbott Informatics Europe Limited	United Kingdom

Abbott Laboratories Limited	United Kingdom

Abbott Laboratories Trustee Company Limited	United Kingdom

Abbott Vascular Devices Limited	United Kingdom

Abbott Vascular Devices (2) Limited	United Kingdom

Allergy Therapeutics (Holdings) Limited	United Kingdom	*

Allergy Therapeutics (UK) Limited	United Kingdom	*

Allergy Therapeutics PLC	United Kingdom	*

AMO United Kingdom Limited	United Kingdom

British Colloids	United Kingdom

Experimental and Applied Sciences UK Limited	United Kingdom

Fournier Pharmaceuticals Limited	United Kingdom

Gynocare Limited	United Kingdom

Knoll (UK) Investments Unlimited	United Kingdom

Mansbridge Pharmaceuticals Ltd.	United Kingdom

Murex Biotech Limited	United Kingdom

Abbott Laboratories Uruguay S.A.	Uruguay

Bosque Bonito S.A.	Uruguay

European Services S.A.	Uruguay

Fernwood Investment S.A.	Uruguay

Kangshenyunga S.A.	Uruguay

Pharmaceutical Technologies (Pharmatech) S.A.	Uruguay

Tremora S.A.	Uruguay

Tuenir S.A.	Uruguay

Abbott Laboratories C.A.	Venezuela

**AbbVie Pharmaceuticals SCA	Venezuela

Gynopharm de Venezuela, C.A.	Venezuela

3A Nutrition (Vietnam) Company Limited	Vietnam

Domesco Medical Import Export Joint Stock Company	Vietnam	*

Abbott Trading Company, Inc.	US Virgin Islands

** Indicates subsidiary will be distributed to AbbVie Inc. in 2016 or thereafter